                                                                      Exhibit 24

                             POWERS OF ATTORNEY

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chairman of the Board and Chief Executive Officer of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 4, 1994


                                                   /s/ RICHARD M. ROSENBERG
                                                 -----------------------------
                                                       Richard M. Rosenberg

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as an Executive Vice President and the Financial Controller of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                       /s/ JOSEPH B. THARP
                                                     -------------------------
                                                           Joseph B. Tharp

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Vice Chairman of the Board, the Chief Financial Officer and the Treasurer of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                     /s/ LEWIS W. COLEMAN
                                                 -----------------------------
                                                         Lewis W. Coleman

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                  /s/ JOSEPH F. ALIBRANDI
                                                ------------------------------
                                                      Joseph F. Alibrandi

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                   /s/ PETER B. BEDFORD
                                                ------------------------------
                                                       Peter B. Bedford

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 6, 1994


                                                   /s/ ANDREW F. BRIMMER
                                                ------------------------------
                                                       Andrew F. Brimmer

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 8, 1994


                                                   /s/ RICHARD A. CLARKE
                                                ------------------------------
                                                       Richard A. Clarke

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                     /s/ TIMM F. CRULL
                                                ------------------------------
                                                         Timm F. Crull

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                       /s/ C.R. DAHL
                                                ------------------------------
                                                           C.R. Dahl

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                   /s/ KATHLEEN FELDSTEIN
                                                ------------------------------
                                                       Kathleen Feldstein

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                    /s/ DONALD E. GUINN
                                                ------------------------------
                                                        Donald E. Guinn

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                    /s/ PHILIP M. HAWLEY
                                                ------------------------------
                                                        Philip M. Hawley

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                   /s/ FRANK L. HOPE, JR.
                                                ------------------------------
                                                       Frank L. Hope, Jr.

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 5, 1994


                                                  /s/ LAWRENCE O. KITCHEN
                                                ------------------------------
                                                      Lawrence O. Kitchen

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                 /s/ IGNACIO E. LOZANO, JR.
                                                ------------------------------
                                                     Ignacio E. Lozano, Jr.

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                    /s/ CORNELL C. MAIER
                                                ------------------------------
                                                        Cornell C. Maier

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                    /s/ WALTER E. MASSEY
                                                ------------------------------
                                                        Walter E. Massey

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                   /s/ RUBEN F. METTLER
                                                ------------------------------
                                                       Ruben F. Mettler

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 7, 1994


                                                   /s/ A. MICHAEL SPENCE
                                                ------------------------------
                                                       A. Michael Spence

                              POWER OF ATTORNEY
                              -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1993, and any amendments.


Dated: February 8, 1994


                                                   /s/ JACQUES S. YEAGER
                                                ------------------------------
                                                       Jacques S. Yeager